FIRST AMENDMENT AND WAIVER

      FIRST AMENDMENT AND WAIVER, dated as of March 11, 1998 (this "AMENDMENT"), to the Credit Agreement, dated as of November 5, 1997, (the "CREDIT AGREEMENT"), among the Meridian Resource Corporation , a Texas corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as the Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

      WHEREAS, the Borrower has agreed to consummate the Shell Transaction (as defined below and as further explained Annex I);

      WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Administrative Agent and the Lenders have agreed to enter into this Amendment in connection with the consummation of the Shell Transaction; and

      WHEREAS, the parties hereto wish to amend and waive certain provisions of the Credit Agreement on the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements have contained, the parties hereto hereby agree as follows:

      1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

      2.    AMENDMENTS AND WAIVER TO THE CREDIT AGREEMENT

      (a) SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in appropriate alphabetical order:

            "ASSET PURCHASE AGREEMENT": the Asset Purchase Agreement to be entered into between the Borrower and SWEPI, the material terms of which are described on Annex I hereto.

            "LOPI": Louisiana Onshore Properties, Inc., a Delaware corporation.

            "LOPI MERGER": the merger of a wholly-owned subsidiary of the Borrower with and into LOPI pursuant to the terms and conditions of the Merger Agreement.

            "MAKE-WHOLE PAYMENTS": the payments by the Borrower in cash or shares of Common Stock pursuant to its obligations described in Section III (F) of Annex I.

            "MERGER AGREEMENT": the Agreement and Plan of Merger among the Borrower, TMR-Sub, LOPI and SLOPI, the material terms of which are described on Annex I hereto.

            "PREFERRED STOCK": the preferred stock to be issued pursuant to the terms and conditions of the Shell Transaction.

            "PREFERRED STOCK DESIGNATION": the Certificate of Designation describing the terms and conditions of the Preferred Stock, the material terms of which are summarized on Annex I.

            "REGISTRATION RIGHTS AGREEMENT": the Registration Rights Agreement among the Borrower and SLOPI, the material terms of which are summarized on Annex I.

            "SHELL PROPERTIES": the oil and gas properties to be acquired by the Borrower in the Shell Transaction.

            "SHELL TRANSACTION": the LOPI Merger and the SWEPI Purchase, and the transactions contemplated by the Merger Agreement, Asset Purchase Agreement, the Stock Rights and Restrictions Agreement, Registration Rights Agreement and Preferred Stock Designation.

            "SLOPI": South Louisiana Onshore Properties, Inc., a wholly-owned subsidiary of Shell Oil Company and the parent company of LOPI.

            "STOCK RIGHTS AND RESTRICTIONS AGREEMENT": the Stock Rights and Restrictions Agreement between the Borrower and SLOPI, the material terms of which are summarized on Annex I.

            "SWEPI PURCHASE": the purchase for approximately $42 million of certain oil and gas properties owned by SWEPI.

            "SWEPI": Shell Western E&P, Inc., a wholly-owned subsidiary of Shell Oil Company.

            "TMR-SUB": the wholly-owned subsidiary of the Borrower formed for the purpose of consummating the Shell Transaction.

      (b) SUBSECTION 4.9(B). The Administrative Agent and the Lenders hereby waive the Borrower's noncompliance with the provisions of subsection 4.9(b) of the Credit Agreement (and any Default or Event of Default resulting therefrom) to the extent (but only to the extent) that the failure to so comply is due to the fact that the December 31, 1997 Reserve Report furnished to the Administrative Agent and the Lenders was prepared by the Borrower and audited by Ryder Scott Company.

      (c) SUBSECTION 8.1(C). Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting said subsection in its entirety and substituting in lieu thereof the following:

            "(c) Consolidated Net Worth. Permit the Consolidated Net Worth of the Borrower and its Subsidiaries during any period to be less than $110,000,000."

      (d) SUBSECTIONS 8.2(H), 8.5(C), 8.7, 8.8(G), 8.10 AND 9(M). The
Administrative Agent and the Lenders hereby waive (i) the Borrower's noncompliance with the provisions of subsection 8.2(h) of the Credit Agreement (and any Default or Event of Default resulting therefrom) resulting solely from the making of Make-Whole Payments not to exceed $10,000,000 in cash or an unlimited amount in common stock, (ii) the Borrower's noncompliance with the provisions of subsection 8.5(c) and subsection 8.8(g) of the Credit Agreement (and any Default or Event of Default resulting therefrom) resulting solely from the Shell Transaction, (iii) the Borrower's noncompliance with the provisions of subsection 8.7 of the Credit Agreement (and any Default or Event of Default resulting therefrom) resulting solely from the payment of dividends on the Preferred Stock while there is no Default or Event of Default, (iv) the Borrower's noncompliance with the provisions of subsection 8.10 of the Credit Agreement (and any Default or Event of Default resulting therefrom) resulting solely from the transactions contemplated by the Stock Rights and Resolutions Agreement, Registration Rights Agreement and Preferred Stock Designation, and
(v) any Default or Event of Default under subsection 9(m) of the Credit Agreement resulting solely from the Shell Transaction PROVIDED that, on or prior to the consummation of the Shell Transaction, (A) the Shell Transaction shall have been consummated on the terms outlined on Annex I hereto and with such changes as are not materially adverse to the Borrower (unless consented to by the Administrative Agent); (B) all governmental and third party approvals necessary in connection with the Shell Transaction shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Shell Transaction; and (C) the Administrative Agent and the Lenders shall have received (I) a PRO FORMA consolidated balance sheet of the Borrower, adjusted to give effect to the consummation of the Shell Transaction, (II) a business plan for two years, (III) the results of a recent lien search in each relevant jurisdiction with respect to the Shell Properties, (IV) such legal opinions (including opinions from counsel to the Borrower and its Subsidiaries and from such special and local counsel as may be required by the Administrative Agent), documents and other instruments as are customary for transactions of this type or as they may reasonably request, (V) a Reserve Report and other reserve information with respect to the Shell Properties. (VI) a pledge of the capital stock of LOPI to take effect immediately following the Shell Transaction and
(VII) a certificate of a Responsible Officer of the Borrower dated the date of the Shell Transaction to the effect that after giving effect to this Amendment and the consummation of the Shell Transaction there is no Default or Event of Default under the Credit Agreement and all representations and warranties made by it in Section 5 of the Credit Agreement are true and correct on and as of such date (except to the extent such representations and warranties are stated to relate to a specific earlier date).

      (e) SUBSECTION 8.8(H). From the Effective Date until June 30, 1998, the Administrative Agent and the Lenders Hereby waive the Borrower's noncompliance with the provisions of subsection 8.8(h) of the Credit Agreement (and any Default or Event of Default resulting therefrom) to the extent (but only to the extent) that the failure to so comply is due to the fact that the obligations described in subsection 8.8(h) may have been outstanding for more than 90 days or may have been refinanced pursuant to a notes receivable bearing interest at the prime rate.

      3. ANNEX I. The Credit Agreement is hereby amended by adding hereto Annex I, the description of the LOPSI Acquisition attached hereto.

      4. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Required Lenders.

      5. REPRESENTATIONS AND WARRANTIES. The Borrower as of the date hereof and after giving effect to the amendments and waivers contained herein, hereby confirms, reaffirms and restates that (a) representations and warranties made by it in Section 5 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date) and (b) no Default or Event of Default has occurred and is continuing on the date hereof; PROVIDED, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

      6. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

      7. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS; LIMITED EFFECT. ON and after the date hereof and the satisfaction of the conditions contained in
Section 2(d) of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan

Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

      8. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

      9. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respectively proper and duly authorized officers as of the day and year first above written.


                                    THE MERIDIAN RESOURCE CORPORATION

                                          By:   /S/ P. RICHARD GESSENGER
                                          Title:      CHIEF FINANCIAL OFFICER


                                    THE CHASE MANHATTAN BANK
                                    as Administrative Agent and as Lender


                                          By: /S/ MARY J. WOODFORD
                                          Title:  VICE PRESIDENT


                                    CREDIT LYONNAIS NEW YORK BRANCH

                                          By:   /S/ PHILIP SOUSTRA
                                          Title:  SENIOR VICE PRESIDENT


                                     HIBERNIA NATIONAL BANK

                                          By:   /S/ COLLEEN MCEVOY
                                          Title: HIBERNIA NATIONAL BANK

                                    MEESPIERSON CAPITAL CORPORATION

                                          By:   /S/DARRELL W. HOLLEY
                                          Title:  SENIOR VICE PRESIDENT


                                    THE SANWA BANK LIMITED

                                          By:   /S/ C. LAWRENCE MURPHY
                                                    C. Lawrence Murphy

                                          Title: SENIOR VICE PRESIDENT AND
                                                MANAGER

                                    TORONTO DOMINION (TEXAS), INC.


                                          By:   /S/ DEBBIE A. GREENE
                                          Title: VICE PRESIDENT

                               SECOND AMENDMENT

      SECOND AMENDMENT, dated as of April 15, 1998 (this "AMENDMENT"), to the Credit Agreement (as amended, supplemented or otherwise modified from time to time), dated as of November 5, 1997, (the "CREDIT AGREEMENT"), among The Meridian Resource Corporation, a Texas corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as the Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

                             W I T N E S S E T H:

      WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Administrative Agent and the Lenders have agreed to enter into this Amendment in connection with the increase in the Revolving Credit Commitment to $150,000,000 and the Borrowing Base to $150,000,000 and certain other modifications set forth herein; and

      WHEREAS, the parties hereto wish to amend and waive certain provisions of the Credit Agreement on the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follow:

      1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

      2. AMENDMENTS TO THE CREDIT AGREEMENT.

      (a) SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definitions of the following defined terms in their entirety and substituting in lieu thereof the following definitions thereto.

            "APPLICABLE MARGIN": for any day with respect to Eurodollar Loans and ABR Loans, the applicable per annum rate set forth below opposite the Borrowing Base Usage in effect on such day:

                                          Eurodollar        ABR
            BORROWING BASE USAGE            MARGIN          MARGIN

            Less than or equal to           1.25%           .25%
            33%

            Greater than 33% and            1.50%           .50%
            less than or equal to
            66%

            Greater than 66% and            1.75%           .75%
            less than or equal to
            85%

            Greater Than 85%                2.00%`          1.00%


            As used herein, "BORROWING BASE USAGE" on day means the percentage equivalent of the ratio of (i) the sum of the aggregate principal amount of the Loans then outstanding and Letter of Credit Outstandings on such day to (ii) the Borrowing Base in effect on such day.

            "BORROWING BASE": at any time of determination, the amount then in effect as determined in accordance with subsection 4.9; PROVIDED, HOWEVER, that until the Borrowing Base is so redetermined in accordance with subsection 4.9, the Borrowing Base shall be $150,000,000.

            "COMMITMENT FEE RATE": for any day, a rate per annum equal to (a) .375%if the Borrowing Base Usage in effect on such day is less than or equal to 66% and (b) .50% if the Borrowing Base Usage in effect on such day is greater than 66%.

            "INITIAL PERIOD": the period commencing on the Closing Date and ending on May 15, 1998.

            "REVOLVING CREDIT COMMITMENT": as to any Lender, the obligation of such Lender to make Loans to the Borrower hereunder in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender's name on Schedule 1.1(a) (which amount, with respect to the Lenders, shall equal $150,000,000 in the aggregate), as such amount may be reduced from time to time in accordance with the provisions of this Agreement.

      (b) SECTION 5. Section 5 of the Credit Agreement is hereby amended by (i) adding the date "December 31, 1997" after the date December 31, 1996 in subsection 5.1(a), (ii) deleting the date December 31, 1996 appearing in subsection 5.2(a) and substituting in lieu thereof the date "December 31, 1997", and (iii) deleting the amount "$10,000,000" wherever the same is used and substituting in lieu thereof "$15,000,000".

      (c) SCHEDULE 1.1(A). Schedule 1.1(a) of the Credit Agreement is hereby amended by deleting the schedule in its entirety and substituting in lieu thereof a new Schedule 1.1(a) attached hereto as Annex A.

      (d) ADDITIONAL LENDER. By execution of this Amendment, Bankers Trust Company ("BTCO") agrees to become a party to the Credit Agreement effective on the Effective Date and agrees to be bound by the provisions of the Credit Agreement and have the rights and obligations of a Lender thereunder.

      3. CONDITIONS TO EFFECTIVENESS. The amendments provided for in this Amendment shall become effective on April 15, 1998; PROVIDED that the Administrative Agent shall have received (i) counterparts of this Amendment, duly executed by the Borrower and the Lenders listed in the signature pages hereof, (ii) a legal opinion of counsel to the borrower in form and substance satisfactory to the Administrative Agent and (iii) resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of the Borrower authorizing the execution and delivery of the Amendment and the increase in the borrowing contemplated hereunder.

      4. REPRESENTATIONS AND WARRANTIES. The borrower as of the date hereof and after giving effect to the amendments contained herein, hereby confirms, reaffirms and restates that (a) representations and warranties made by it in
Section 5 of the Credit Agreement are true and correct on and as of the date hereof (except to the extent such representations and warranties are stated to relate to a specific earlier date) and (b) no Default or Event of Default has occurred and is continuing on the date hereof; PROVIDED, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Amendment.

      5. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, and other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

      6. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants, of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

      7. ADDITIONAL REVOLVING CREDIT COMMITMENT AND BORROWING BASE INCREASES. The Chase Manhattan Bank ("CHASE") and BTCo by their signature below hereby confirm that they have executed a commitment letter with the Borrower providing for, among other things, the establishment of a Borrowing Base of $150,000,000 effective on May 15, 1998, an increase in the Revolving Credit Commitment to $250,000,000 upon consummation of the acquisition of assets from Shell Oil Company (the"SHELL TRANSACTION") and an increase in the Borrowing Base to $200,000,000 upon consummation of the Shell Transaction. Chase has committed $150,000,000 and BTCo has committed $100,000,000 in connection with such increases. All of the foregoing are subject to the terms and conditions of such commitment letter, the term sheet annexed thereto and the related fee letter.

      8. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

      9. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                        THE MERIDIAN RESOURCE CORPORATION


                              By:         /S/P. RICHARD GESSINGER
                                          P. Richard Gessinger

                              Title:   P. RICHARD GESSENGER
                                          Executive Vice President
                                          Chief Financial Officer



                              THE CHASE MANHATTAN BANK,
                              As Administrative Agent and as Lender


                              By:     /S/ MARY J. WOODFORD
                              Title:   VICE PRESIDENT


                              BANKERS TRUST COMPANY


                              By:    /S/ CALLI S. HAYES
                              Title:   MANAGING DIRECTOR



                             CREDIT LYONNAIS NEW YORK BRANCH


                              By:
                              Title:

                              HIBERNIA NATIONAL BANK


                              By:    /S/   COLLEEN MCEVOY
                              Title:    HIBERNIA NATIONAL BANK



                              MEESPIERSON CAPITAL CORPORATION


                              By:    /S/ DARRELL W. HOLLEY
                              Title:   SENIOR VICE PRESIDENT



                              THE SANWA BANK, LIMITED


                              By:     /S/ KENTARO YAMAGISHI
                              Title:   ASSISTANT VICE PRESIDENT



                              TORONTO DOMINION (TEXAS), INC.

                              By:     /S/ DEBBIE GREENE
                              Title:  VICE PRESIDENT

                                THIRD AMENDMENT

      THIRD AMENDMENT, dated as of may 15, 1998 (this "AMENDMENT"), to the Credit Agreement (as amended, supplemented or otherwise modified from time to time), dated as of November 5, 1997, the ("CREDIT AGREEMENT"), among The Meridian Resource Corporation, a Texas corporation (the "BORROWER"), the several lenders from time to time parties thereto (the "LENDERS") and The Chase Manhattan Bank, as the Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H

      WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement on the terms set forth herein;

      NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto hereby agree as follows:

      3. DEFINED TERMS Terms defined in the Credit Agreement and used herein shall, unless otherwise indicated, have the meanings given to them in the Credit Agreement.

      4. AMENDMENTS TO THE CREDIT AGREEMENT.

      (a) SUBSECTION 1.1. Subsection 1.1 of the Credit Agreement is hereby amended by deleting therefrom the definition of the following defined term in its entirety and substituting in lieu thereof the following definition thereto:

            "INITIAL PERIOD": the period commencing on the Closing Date and ending on May 22, 1998.

      5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on and as of the date that the Administrative Agent shall have received counterparts of this Amendment, duly executed by the Borrower and the Supermajority Lenders.

      6. REPRESENTATIONS AND WARRANTIES. The Borrower as of the date hereof and after giving effect to the amendment contained herein, hereby confirms, reaffirms and restates the representations and warranties made by it in Section 5 of the Credit Agreement; PROVIDED, that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement after giving effect to this Agreement.

      7. PAYMENT OF EXPENSES. The Borrower agrees to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

      8. REFERENCE TO AND EFFECT ON THE LOAN DOCUMENTS; LIMITED EFFECT. On and after the date hereof and the satisfaction of the conditions contained in
Section 3 of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provisions of any of the Loan Documents. Except as expressly amended herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

      9. ADDITIONAL REVOLVING CREDIT COMMITMENT AND BORROWING BASE INCREASES. The Chase Manhattan Bank ("CHASE") and Bankers Trust Company ("BTCO") by their signature below hereby confirm that they have executed a commitment letter with the Borrower providing for, among other things, the establishment of a Borrowing Base of $150,000,000 effective on May 15, 1998 (which date is hereby acknowledged and agreed by Chase and BTCo to be extended to May 22, 1998), an increase in the Revolving Credit Commitment to $250,000,000 upon consummation of the acquisition of assets from Shell Oil Company (the "SHELL TRANSACTION") and an increase in the Borrowing Base to $200,000,000 upon consummation of the Shell Transaction. Chase has committed to $150,000,000 and BTCo has committed $100,000,000 in connection with such increases. All of the foregoing are subject to the terms and conditions of such commitment letter, the term sheet annexed thereto and the related fee letter.

      10. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission) and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Any executed counterpart delivered by facsimile transmission shall be effective as for all purposes hereof.

      11. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective property and duly authorized officers as of the day and year first above written.

                                    THE MERIDIAN RESOURCE CORPORATION



                                    By:
                                    Title:


                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent and as Lender



                                    By:
                                    Title:


                                    BANKERS TRUST COMPANY



                                    By:
                                    Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH



                                    By:
                                    Title:

                                    HIBERNIA NATIONAL BANK



                                    By:
                                    Title:


                                    MEESPIERSON CAPITAL CORPORATION



                                    By:
                                    Title:


                                    THE SANWA BANK, LIMITED



                                    By:
                                    Title:


                                    TORONTO DOMINION (TEXAS), INC.


                                    By:
                                    Title: